N e w s R e l e a s e

January 24, 2011	Exhibit 99.1

Park National Corporation Reports Fourth Quarter
and Year End 2010 Financial Results

Board Continues Quarterly Cash Dividend of $0.94 per Common Share

NEWARK, Ohio – Park National Corporation (NYSE Amex: PRK) (Park) today reported financial results for the three months ended December 31, 2010 and the year ended December 31, 2010. Park's Board of Directors also today declared a $0.94 per common share quarterly cash dividend, payable on March 10, 2011 to common shareholders of record on February 25, 2011.

Park's net income was $74.2 million for each of the years ended December 31, 2010 and 2009. Net income for the 2010 fourth quarter was $12.7 million, a slight increase from $12.3 million earned in the same period in 2009.

The issuance of common shares over the last four quarters resulted in a decline in net income per diluted common share compared to last year. Net income per diluted common share for the 2010 year was $4.51, a 6.4 percent decline from the $4.82 reported in 2009. Net income per diluted common share for the 2010 fourth quarter was $0.73, a 1.4 percent decline from $0.74 in the fourth quarter of 2009.

Ohio-Based Operations

Park, excluding Vision Bank (Park's Ohio-based operations), reported net income of $103.5 million for the 2010 year, compared to 2009 net income of $104.3 million. This performance resulted in return on assets of 1.58 percent and 1.61 percent for Park's Ohio-based operations in 2010 and 2009, respectively. Additionally, Park's two Ohio-based subsidiaries, The Park National Bank and Guardian Financial Services Company, generated record earnings in the 2010 year.

Loan growth for Park's Ohio-based operations was $128.7 million, or 3.2 percent, during 2010. Nonperforming loans for Park's Ohio-based operations increased by $32.2 million in 2010, ending the year at $121.0 million, or 2.96 percent of period-end loans. Of the $32.2 million increase in nonperforming loans, $26.7 million was due to loans purchased from Vision Bank subsequent to Park's 2007 acquisition. Without these loan purchases, Park's Ohio-based operations would have experienced a $5.5 million increase in nonperforming loans in 2010.

"We are very pleased with our results in Ohio. Interest rates for 15- and 30-year home loans during 2010, combined with our local servicing, were especially appealing," said Park Chairman C. Daniel DeLawder. "More than 20 percent of the home loans we refinanced in Ohio last year were for clients whose original loan was from another lender. It remains a very attractive time to borrow money. We have it to lend and we continue to welcome opportunities to lend to individuals and businesses alike."

Credit Quality

In 2010, Park continued to proactively increase its allowance for loan losses, providing additional reserves for future losses in the loan portfolio. At December 31, 2010, the allowance for loan losses was $121.4 million, a 4.0 percent increase compared to $116.7 million at December 31, 2009. Nonperforming loans ended the 2010 year at $292.9 million, or 6.19 percent of period-end loans, compared to $248.5 million, or 5.35 percent of period-end loans in 2009.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

N e w s R e l e a s e

Park's loan loss provision for the 2010 year was $64.9 million, compared to $68.8 million in 2009. Park's Ohio-based operations had a loan loss provision of $25.7 million in 2010, compared to $24.4 million in 2009. Park subsidiary Vision Bank had a loan loss provision of $39.2 million in 2010, compared to $44.4 million in 2009. Net loan charge-offs at Park for the 2010 year were $60.2 million, or 1.30 percent of average loans outstanding, compared to $52.2 million or 1.14 percent of average loans in 2009.

Capital Raising Activities

Capital-raising activities over the past seven quarters increased common shares outstanding by 1,413,256 or 10.1 percent, generating a net total of approximately $87 million. For the 2010 year, Park issued 509,184 common shares at a weighted average price per share of $67.99, for gross proceeds of $34.6 million. The weighted average price per share of $67.99 represents a multiple of 1.6 times the December 31, 2009 common book value per share of $41.71. After all expenses, Park raised an additional $33.5 million of common equity from the sale of these common shares in 2010.

Other Information

During 2010, Park realized a pre-tax gain of $11.9 million from the sale of investment securities. Park's 2009 results included a pre-tax gain of $7.3 million from the sale of investment securities.

Headquartered in Newark, Ohio, Park National Corporation has $7.3 billion in total assets (as of December 31, 2010). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division and The Park National Bank of Southwest Ohio & Northern Kentucky Division. Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; the effects of the Gulf of Mexico oil spill; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2010, September 30, 2010, and December 31, 2009

	2010		2009	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '10	4Q '09
INCOME STATEMENT:
Net interest income	$68,498	$69,445	$68,802	-1.4%	-0.4%
Provision for loan losses	20,448	14,654	25,720	39.5%	-20.5%
Other income	14,745	17,530	16,718	-15.9%	-11.8%
Gain on sale of securities	45	-	-	N/A	N/A
Total other expense	46,520	45,696	46,660	1.8%	-0.3%
Income before income taxes	$16,320	$26,625	$13,140	-38.7%	24.2%
Income taxes	3,625	7,048	844	-48.6%	329.5%

Net income	$12,695	$19,577	$12,296	-35.2%	3.2%

Preferred stock dividends and accretion	1,452	1,452	1,441	0.0%	0.8%

Net income available to common shareholders	$11,243	$18,125	$10,855	-38.0%	3.6%

MARKET DATA:
Earnings per common share - basic (b)	$0.73	$1.19	$0.74	-38.7%	-1.4%
Earnings per common share - diluted (b)	0.73	1.19	0.74	-38.7%	-1.4%
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end	42.12	43.10	41.71	-2.3%	1.0%
Stock price per common share at period end	72.67	64.04	58.88	13.5%	23.4%
Market capitalization at period end	1,119,041	979,956	876,298	14.2%	27.7%

Weighted average common shares - basic (a)	15,340,427	15,272,720	14,658,601	0.4%	4.7%
Weighted average common shares - diluted (a)	15,352,600	15,272,720	14,658,601	0.5%	4.7%
Common shares outstanding at period end	15,398,934	15,302,244	14,882,780	0.6%	3.5%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	0.64%	1.02%	0.61%	-37.3%	4.9%
Annualized return on average common equity (a)(b)	6.72%	10.90%	6.94%	-38.3%	-3.2%
Yield on loans	5.73%	5.76%	5.91%	-0.5%	-3.0%
Yield on investments	3.87%	4.26%	4.53%	-9.2%	-14.6%
Yield on earning assets	5.23%	5.34%	5.51%	-2.1%	-5.1%
Cost of interest bearing deposits	0.82%	0.91%	1.33%	-9.9%	-38.3%
Cost of borrowings	2.76%	2.91%	2.68%	-5.2%	3.0%
Cost of paying liabilities	1.21%	1.29%	1.58%	-6.2%	-23.4%
Net interest margin (annualized)	4.25%	4.28%	4.20%	-0.7%	1.2%
Efficiency ratio (g)	55.52%	52.21%	54.24%	6.3%	2.4%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	0.64%	1.03%	0.62%	-37.9%	3.2%
Annualized return on average tangible common equity (a)(b)(c)	7.63%	12.39%	8.00%	-38.4%	-4.6%
Tangible common book value per common share (d)	$37.03	$37.93	$36.22	-2.4%	2.2%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended December 31, 2010, September 30, 2010, and December 31, 2009

				Percent change vs.
BALANCE SHEET:	December 31, 2010	September 30, 2010	December 31, 2009	3Q '10	4Q '09
Investment securities	$2,039,791	$1,896,969	$1,863,560	7.5%	9.5%
Loans	4,732,685	4,656,902	4,640,432	1.6%	2.0%
Allowance for loan losses	121,397	117,405	116,717	3.4%	4.0%
Goodwill and other intangibles	78,377	79,199	81,799	-1.0%	-4.2%
Other real estate owned	44,325	52,837	41,240	-16.1%	7.5%
Total assets	7,298,377	7,090,456	7,040,329	2.9%	3.7%
Total deposits	5,095,420	5,100,030	5,188,052	-0.1%	-1.8%
Borrowings	1,375,652	1,003,624	1,053,850	37.1%	30.5%
Stockholders' equity	745,824	756,627	717,264	-1.4%	4.0%
Common equity	648,534	659,539	620,781	-1.7%	4.5%
Tangible common equity (d)	570,157	580,340	538,982	-1.8%	5.8%
Nonperforming loans	289,268	237,194	233,686	22.0%	23.8%
Nonperforming assets	333,593	290,031	274,926	15.0%	21.3%
Past due 90 day loans and still accruing	3,590	10,700	14,773	-66.4%	-75.7%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	64.85%	65.68%	65.91%	-1.3%	-1.6%
Nonperforming loans as a % of period end loans	6.11%	5.09%	5.04%	20.0%	21.2%
Past due 90 day loans as a % of period end loans	0.08%	0.23%	0.32%	-65.2%	-75.0%
Nonperforming assets / Period end loans + OREO	6.98%	6.16%	5.87%	13.3%	18.9%
Allowance for loan losses as a % of period end loans	2.57%	2.52%	2.52%	2.0%	2.0%
Net loan charge-offs	$16,456	$17,925	$19,044	-8.2%	-13.6%
Annualized net loan charge-offs as a % of average loans (a)	1.39%	1.53%	1.63%	-9.2%	-14.7%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.22%	10.67%	10.19%	-4.2%	0.3%
Common equity / Period end assets	8.89%	9.30%	8.82%	-4.4%	0.8%
Tangible common equity (d) / Tangible assets (f)	7.90%	8.28%	7.75%	-4.6%	1.9%
Average equity / Average assets (a)	10.84%	10.73%	10.14%	1.0%	6.9%
Average equity / Average loans (a)	16.20%	16.27%	15.49%	-0.4%	4.6%
Average loans / Average deposits (a)	91.68%	89.64%	88.65%	2.3%	3.4%

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Twelve months ended December 31, 2010 and 2009

	December 31,	December 31,	Percent
(in thousands, except share and per share data)	2010	2009	change
INCOME STATEMENT:
Net interest income	$274,044	$273,491	0.2%
Provision for loan losses	64,902	68,821	-5.7%
Other income	65,632	73,850	-11.1%
Gain on sale of securities	11,864	7,340	61.6%
Total other expense	187,107	188,725	-0.9%
Income before income taxes	$99,531	$97,135	2.5%
Income taxes	25,314	22,943	10.3%
Net income	$74,217	$74,192	0.0%
Preferred stock dividends and accretion	5,807	5,762	0.8%
Net income available to common shareholders	$68,410	$68,430	0.0%

MARKET DATA:
Earnings per common share - basic (b)	$4.51	$4.82	-6.4%
Earnings per common share - diluted (b)	4.51	4.82	-6.4%
Cash dividends per common share	3.76	3.76	0.0%

Weighted average common shares - basic (a)	15,152,692	14,206,335	6.7%
Weighted average common shares - diluted (a)	15,155,735	14,206,335	6.7%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	0.97%	0.97%	0.0%
Return on average common equity (a)(b)	10.53%	11.81%	-10.8%
Yield on loans	5.80%	6.03%	-3.8%
Yield on investments	4.25%	4.81%	-11.6%
Yield on earning assets	5.36%	5.67%	-5.5%
Cost of interest bearing deposits	0.98%	1.53%	-35.9%
Cost of borrowings	2.88%	2.46%	17.1%
Cost of paying liabilities	1.35%	1.73%	-22.0%
Net interest margin	4.26%	4.22%	0.9%
Efficiency ratio (g)	54.75%	54.01%	1.4%

ASSET QUALITY RATIOS:
Net loan charge-offs	$60,222	$52,192	15.4%
Annualized net loan charge-offs as a % of average loans (a)	1.30%	1.14%	14.0%

CAPITAL AND LIQUIDITY:
Average equity / Average assets (a)	10.60%	9.60%	10.4%
Average equity / Average loans (a)	16.08%	14.70%	9.4%
Average loans / Average deposits (a)	89.59%	90.97%	-1.5%

OTHER RATIOS (NON GAAP):
Return on average tangible assets (a)(b)(e)	0.98%	0.98%	0.0%
Return on average tangible common equity (a)(b)(c)	12.01%	13.81%	-13.0%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended December 31, 2010, September 30, 2010, and December 31, 2009, and the twelve-month periods ended December 31, 2010 and December 31, 2009.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
AVERAGE STOCKHOLDERS' EQUITY	$760,556	$756,939	$717,268	$746,555	$675,314
Less: Average preferred stock	97,174	96,972	96,374	96,873	96,090
Average goodwill and other intangibles	78,823	79,651	82,322	80,072	83,722
AVERAGE TANGIBLE COMMON EQUITY	$584,559	$580,316	$538,572	$569,610	$495,502

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	December 31, 2010	September 30, 2010	December 31, 2009
STOCKHOLDERS' EQUITY	$745,824	$756,627	$717,264
Less: Preferred stock	97,290	97,088	96,483
Goodwill and other intangibles	78,377	79,199	81,799
TANGIBLE COMMON EQUITY	$570,157	$580,340	$538,982

(e) Net income available to common shareholders for each period divided by average tangible assets during the period.  Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
AVERAGE ASSETS	$7,013,852	$7,052,789	$7,076,494	$7,042,750	$7,035,531
Less: Average goodwill and other intangibles	78,823	79,651	82,322	80,072	83,722
AVERAGE TANGIBLE ASSETS	$6,935,029	$6,973,138	$6,994,172	$6,962,678	$6,951,809

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2010	September 30, 2010	December 31, 2009
TOTAL ASSETS	$7,298,377	$7,090,456	$7,040,329
Less: Goodwill and other intangibles	78,377	79,199	81,799
TANGIBLE ASSETS	$7,220,000	$7,011,257	$6,958,530

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2010	September 30, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Interest income	$84,391	$86,682	$90,365	$345,517	$367,690
Fully taxable equivalent adjustment	540	553	505	2,047	2,082
Fully taxable equivalent interest income	$84,931	$87,235	$90,870	$347,564	$369,772
Interest expense	15,893	17,237	21,563	71,473	94,199
Fully taxable equivalent net interest income	$69,038	$69,998	$69,307	$276,091	$275,573

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2010	2009	2010	2009

Interest income:
Interest and fees on loans	$67,405	$68,676	$267,692	$275,599
Interest on:
Obligations of U.S. Government, its agencies
and other securities	16,768	21,325	76,839	90,558
Obligations of states and political subdivisions	173	286	786	1,417
Other interest income	45	78	200	116
Total interest income	84,391	90,365	345,517	367,690

Interest expense:
Interest on deposits:
Demand and savings deposits	1,133	2,333	5,753	10,815
Time deposits	7,512	12,269	36,212	53,805
Interest on borrowings	7,248	6,961	29,508	29,579
Total interest expense	15,893	21,563	71,473	94,199

Net interest income	68,498	68,802	274,044	273,491

Provision for loan losses	20,448	25,720	64,902	68,821

Net interest income after provision for loan losses	48,050	43,082	209,142	204,670

Other income	14,745	16,718	65,632	73,850

Gain on sale of securities	45	-	11,864	7,340

Other expense:
Salaries and employee benefits	24,631	24,815	98,315	101,225
Occupancy expense	2,760	2,740	11,510	11,552
Furniture and equipment expense	2,615	2,395	10,435	9,734
Other expense	16,514	16,710	66,847	66,214
Total other expense	46,520	46,660	187,107	188,725

Income before income taxes	16,320	13,140	99,531	97,135

Income taxes	3,625	844	25,314	22,943

Net income	$12,695	$12,296	$74,217	$74,192

Preferred stock dividends and accretion	1,452	1,441	5,807	5,762

Net income available to common shareholders	$11,243	$10,855	$68,410	$68,430

Per Common Share:
Net income - basic	$0.73	$0.74	$4.51	$4.82
Net income - diluted	$0.73	$0.74	$4.51	$4.82

Weighted average shares - basic	15,340,427	14,658,601	15,152,692	14,206,335
Weighted average shares - diluted	15,352,600	14,658,601	15,155,735	14,206,335

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2010	Dec. 31, 2009

Assets

Cash and due from banks	$109,058	$116,802
Money market instruments	24,722	42,289
Investment securities	2,039,791	1,863,560
Loans	4,732,685	4,640,432
Allowance for loan losses	121,397	116,717
Loans, net	4,611,288	4,523,715
Bank premises and equipment, net	69,567	69,091
Goodwill and other intangibles	78,377	81,799
Other real estate owned	44,325	41,240
Other assets	321,249	301,833

Total assets	$7,298,377	$7,040,329

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$937,719	$897,243
Interest bearing	4,157,701	4,290,809
Total deposits	5,095,420	5,188,052
Borrowings	1,375,652	1,053,850
Other liabilities	81,481	81,163
Total liabilities	$6,552,553	$6,323,065

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2010 and 2009; 100,000 shares issued in 2010 and 2009)	$97,290	$96,483
Common stock (No par value; 20,000,000 shares authorized in 2010 and 2009; 16,151,062 shares issued at December 31, 2010, and 16,151,112 at December 31, 2009)	301,205	301,208
Common stock warrants	4,472	5,361
Accumulated other comprehensive income, net of taxes	(1,868)	15,661
Retained earnings	422,458	423,872
Treasury stock (752,128 shares at December 31, 2010, and 1,268,332 at December 31, 2009)	(77,733)	(125,321)
Total stockholders' equity	$745,824	$717,264

Total liabilities and stockholders' equity	$7,298,377	$7,040,329

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 30,		December 30,
(in thousands)	2010	2009	2010	2009

Assets

Cash and due from banks	$119,982	$105,000	$116,961	$110,227
Money market instruments	84,379	132,479	93,009	52,518
Investment securities	1,707,321	1,848,142	1,792,786	1,930,151
Loans	4,695,257	4,631,230	4,642,478	4,594,436
Allowance for loan losses	118,101	109,211	119,639	103,683
Loans, net	4,577,156	4,522,019	4,522,839	4,490,753
Bank premises and equipment, net	70,299	68,234	69,839	67,944
Goodwill and other intangibles	78,823	82,322	80,072	83,722
Other real estate owned	53,424	44,420	47,407	38,523
Other assets	322,468	273,878	319,837	261,693

Total assets	$7,013,852	$7,076,494	$7,042,750	$7,035,531

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$959,685	$856,093	$907,514	$818,243
Interest bearing	4,161,547	4,368,336	4,274,501	4,232,391
Total deposits	5,121,232	5,224,429	5,182,015	5,050,634
Borrowings	1,041,920	1,029,529	1,026,295	1,200,168
Other liabilities	90,144	105,268	87,885	109,415
Total liabilities	$6,253,296	$6,359,226	$6,296,195	$6,360,217

Stockholders' Equity:
Preferred stock	$97,174	$96,374	$96,873	$96,090
Common stock	301,317	301,208	301,244	301,208
Common stock warrants	4,405	5,037	4,822	4,484
Accumulated other comprehensive income, net of taxes	11,169	21,786	15,478	13,534
Retained earnings	430,578	438,367	429,023	446,326
Treasury stock	(84,087)	(145,504)	(100,885)	(186,328)
Total stockholders' equity	$760,556	$717,268	$746,555	$675,314

Total liabilities and stockholders' equity	$7,013,852	$7,076,494	$7,042,750	$7,035,531

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2010	2010	2010	2010	2009
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$67,405	$67,123	$66,723	$66,441	$68,676
Interest on:
Obligations of U.S. Government, its agencies and other securities	16,768	19,333	20,263	20,475	21,325
Obligations of states and political subdivisions	173	192	204	217	286
Other interest income	45	34	52	69	78
Total interest income	84,391	86,682	87,242	87,202	90,365

Interest expense:
Interest on deposits:
Demand and savings deposits	1,133	1,263	1,582	1,775	2,333
Time deposits	7,512	8,532	9,518	10,650	12,269
Interest on borrowings	7,248	7,442	7,421	7,397	6,961
Total interest expense	15,893	17,237	18,521	19,822	21,563

Net interest income	68,498	69,445	68,721	67,380	68,802

Provision for loan losses	20,448	14,654	13,250	16,550	25,720

Net interest income after provision for loan losses	48,050	54,791	55,471	50,830	43,082

Other income	14,745	17,530	16,647	16,710	16,718

Gain on sale of securities	45	-	3,515	8,304	-

Other expense:
Salaries and employee benefits	24,631	24,500	24,013	25,171	24,815
Occupancy expense	2,760	2,840	2,793	3,117	2,740
Furniture and equipment expense	2,615	2,624	2,564	2,632	2,395
Other expense	16,514	15,732	17,631	16,970	16,710
Total other expense	46,520	45,696	47,001	47,890	46,660

Income before income taxes	16,320	26,625	28,632	27,954	13,140

Income taxes	3,625	7,048	7,466	7,175	844

Net income	$12,695	$19,577	$21,166	$20,779	$12,296

Preferred stock dividends and accretion	1,452	1,452	1,451	1,452	1,441

Net income available to common shareholders	$11,243	$18,125	$19,715	$19,327	$10,855

Per Common Share:
Net income - basic	$0.73	$1.19	$1.30	$1.30	$0.74
Net income - diluted	$0.73	$1.19	$1.30	$1.30	$0.74

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2010	2010	2010	2010	2009
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$3,609	$3,314	$3,528	$3,422	$3,397
Service charges on deposits	4,853	5,026	5,092	4,746	5,604
Other service income	3,449	3,909	3,476	2,982	3,588
Checkcard fee income	3,068	2,900	2,765	2,444	2,488
Bank owned life insurance income	1,195	1,313	1,254	1,216	1,329
Other	(1,429)	1,068	532	1,900	312
Total other income	$14,745	$17,530	$16,647	$16,710	$16,718

Other expense:
Salaries and employee benefits	$24,631	$24,500	$24,013	$25,171	$24,815
Net occupancy expense	2,760	2,840	2,793	3,117	2,740
Furniture and equipment expense	2,615	2,624	2,564	2,632	2,395
Data processing fees	1,339	1,403	1,394	1,593	1,544
Professional fees and services	5,341	4,477	5,299	4,856	5,385
Amortization of intangibles	822	822	842	936	937
Marketing	968	840	946	902	943
Insurance	2,136	2,316	2,333	2,198	2,376
Communication	1,536	1,696	1,647	1,769	1,720
State taxes	622	865	838	845	424
Other	3,750	3,313	4,332	3,871	3,381
Total other expense	$46,520	$45,696	$47,001	$47,890	$46,660

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2010	2009	2008	2007

Allowance for loan losses:
Allowance for loan losses, beginning of period	$116,717	$100,088	$87,102	$70,500
Charge-offs	66,314	59,022	62,916	27,776
Recoveries	6,092	6,830	5,415	5,568
Net charge-offs	60,222	52,192	57,501	22,208
Provision for loan losses	64,902	68,821	70,487	29,476
Allowance for loan losses of acquired bank	-	-	-	9,334
Allowance for loan losses, end of period	$121,397	$116,717	$100,088	$87,102

General reserve trends:
Allowance for loan losses, end of period	$121,397	$116,717	$100,088	$87,102
Specific reserves	43,459	36,721	8,875	3,492
General reserves	$77,938	$79,996	$91,213	$83,610

Total loans	$4,732,685	$4,640,432	$4,491,337	$4,224,134
Impaired commercial loans	250,933	201,143	141,343	90,081
Non-impaired loans	$4,481,752	$4,439,289	$4,349,994	$4,134,053

Asset Quality Ratios:
Net charge-offs as a % of average loans	1.30%	1.14%	1.32%	0.55%
Allowance for loan losses as a % of period end loans	2.57%	2.52%	2.23%	2.06%
General reserves as a % of non-impaired loans	1.74%	1.80%	2.10%	2.02%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$289,268	$233,544	$159,512	$101,128
Renegotiated loans	-	142	2,845	2,804
Loans past due 90 days or more	3,590	14,773	5,421	4,545
Total nonperforming loans	$292,858	$248,459	$167,778	$108,477
Other real estate owned - Ohio-based operations	8,385	6,037	6,149	6,369
Other real estate owned - Vision Bank	35,940	35,203	19,699	7,074
Total nonperforming assets	$337,183	$289,699	$193,626	$121,920
Percentage of nonperforming loans to period end loans	6.19%	5.35%	3.74%	2.57%
Percentage of nonperforming assets to period end loans	7.12%	6.24%	4.31%	2.89%
Percentage of nonperforming assets to period end assets	4.62%	4.11%	2.74%	1.88%

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2010	2009	2008	2007

Nonperforming Assets - Ohio-based operations:
Nonaccrual loans	$117,815	$85,197	$68,306	$38,113
Renegotiated loans	-	142	-	2,804
Loans past due 90 days or more	3,226	3,496	4,777	4,088
Total nonperforming loans	$121,041	$88,835	$73,083	$45,005
Other real estate owned	8,385	6,037	6,149	6,369
Total nonperforming assets	$129,426	$94,872	$79,232	$51,374
Percentage of nonperforming loans to period end loans	2.96%	2.24%	1.92%	1.26%
Percentage of nonperforming assets to period end loans	3.16%	2.39%	2.08%	1.43%
Percentage of nonperforming assets to period end assets	1.99%	1.54%	1.29%	0.91%

Nonperforming Assets - Vision Bank:
Nonaccrual loans	$171,453	$148,347	$91,206	$63,015
Renegotiated loans	-	-	2,845	-
Loans past due 90 days or more	364	11,277	644	457
Total nonperforming loans	$171,817	$159,624	$94,695	$63,472
Other real estate owned	35,940	35,203	19,699	7,074
Total nonperforming assets	$207,757	$194,827	$114,394	$70,546
Percentage of nonperforming loans to period end loans	26.82%	23.58%	13.71%	9.93%
Percentage of nonperforming assets to period end loans	32.43%	28.78%	16.57%	11.04%
Percentage of nonperforming assets to period end assets	25.71%	21.70%	12.47%	8.24%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$233,544	$159,512	$101,128	$16,004
New nonaccrual loans - Ohio-based operations	85,081	57,641	58,161	44,620
New nonaccrual loans - Vision Bank	90,094	126,540	83,588	69,100
Resolved nonaccrual loans	119,451	110,149	83,365	28,596
Nonaccrual loans, end of period	$289,268	$233,544	$159,512	$101,128

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$304,534	$245,092	$171,310	$100,307
Prior charge-offs	53,601	43,949	29,967	10,226
Remaining principal balance	250,933	201,143	141,343	90,081
Specific reserves	43,459	36,721	8,875	3,492
Book value, after specific reserve	$207,474	$164,422	$132,468	$86,589

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans, period end	$170,989	$218,205	$251,443	$295,743
Performing CL&D loans, period end	84,498	132,788	191,712	260,195
Impaired CL&D loans, period end	86,491	85,417	59,731	35,548
Specific reserve on impaired CL&D loans	23,585	21,706	3,134	1,184
Book value of impaired CL&D loans, after specific reserve	$62,906	$63,711	$56,597	$34,364

Cumulative prior charge-offs on impaired Vision Bank CL&D loans, period end	$28,652	$24,931	$18,839	$7,399